Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Polonia Bancorp. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by this Report.

By:	/s/ Anthony J. Szuszczewicz
Anthony J. Szuszczewicz
President and Chief Executive Officer March 30, 2009

By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Treasurer
March 30, 2009